Investments in associates and joint ventures	12 Months Ended
Dec. 31, 2023
Investments in subsidiaries, joint ventures and associates reported in separate financial statements [abstract]
Investments in associates and joint ventures	14 Investments in associates and joint ventures

	2023 £m	2022 £m
1 January	2,020	1,948
Total comprehensive income (note 9)	473	467
Dividends	(559)	(438)
Additions (note 27(c))	13	39
Other equity movements	23	4
31 December	1,970	2,020
Non-current assets	1,331	1,400
Current assets	1,168	1,138
Non-current liabilities	(78)	(75)
Current liabilities	(451)	(443)
	1,970	2,020
ITC Ltd. (Group’s share of the market value is £15,767 million (2022: £12,059 million))	1,851	1,865
Other listed associates (Group’s share of the market value is £175 million (2022: £206 million))	64	106
Unlisted associates	55	49
	1,970	2,020
The principal associate undertaking of the Group is ITC Ltd. (ITC). Included within the dividends amount of £559 million
(2022: £438 million) are £545 million (2022: £427 million) attributable to dividends declared by ITC.
ITC Ltd.
ITC is an Indian conglomerate based in Kolkata and maintains a presence in cigarettes, hotels, paper and packaging, agri-business and other fast-moving goods (e.g. confectionery, branded apparel, personal care, stationery and safety matches). BAT’s interest in ITC is 29.02%.
ITC prepares accounts on a quarterly basis with a 31 March year-end. As permitted by IAS 28 Investments in associates and joint ventures, results up to 30 September 2023 have been used in applying the equity method. This is driven by the availability of information at the half-year, to be consistent with the treatment in the Group’s interim accounts. Any further information available after the date used for reporting purposes is reviewed and any material items adjusted for in the final results. The latest published information available is at 31 December 2023.

	2023 £m	2022 £m
Non-current assets	4,261	4,402
Current assets	3,622	3,465
Non-current liabilities	(240)	(233)
Current liabilities	(1,267)	(1,244)
	6,376	6,390
Group’s share of ITC Ltd. (2023: 29.02%; 2022: 29.19%)	1,851	1,865
On 24 July 2023, ITC announced a proposed demerger of its ‘Hotels Business’ under a scheme of arrangement by which 60% of the newly incorporated entity would be held directly by ITC's shareholders proportionate to their shareholding in ITC. On 14 August 2023,
ITC's Board of Directors approved the scheme of arrangement subject to necessary regulatory approvals. The demerger is expected to complete by the end of 2024.
Organigram
On 11 March 2021, the Group announced a strategic collaboration agreement with Organigram Inc., a wholly owned subsidiary of publicly traded Organigram Holdings Inc. (collectively, Organigram). Under the terms of the transaction, a Group subsidiary acquired a 19.9%
(2023: 18.79%; 2022: 19.4%) equity stake in Organigram Holdings Inc. (listed on both the Nasdaq and Toronto Stock Exchange under the symbol ‘OGI’) to become its largest shareholder.
The Group’s share of the fair value of net assets acquired included £49 million of intangibles and £30 million of goodwill, representing a strategic premium to enter the legal cannabis market in North America.
During 2023 Management reassessed the carrying value of the Group’s investment in Organigram Holdings Inc. due to a reduction in the entity's share price being identified as a trigger for a detailed impairment assessment to be undertaken. As part of this exercise, management took into consideration Organigram’s share price, internal value-in-use calculations, external trading multiples and broker forecasts. As a result of this analysis, it was concluded that an impairment charge of £36 million (or £34 million net of tax) (2022: £65 million (or £59 million net of tax)), was required against the carrying value of the investment in associate, with the recoverable amount as at 31 December 2023 being £30 million
(2022: £73 million). Management will continue to monitor the carrying value, in line with IAS 36, over the course of future periods.
In November 2023, the Group announced the signing of an agreement for a further investment in Organigram Holdings Inc. (Organigram).
At 31 December 2023, the proposed investment of CAD$125 million (approximately £74 million) was subject to customary conditions, including necessary approvals by the shareholders of Organigram, which was given on 18 January 2024. On 24 January 2024, BAT made the first tranche investment of CAD$42 million (£24 million) acquiring a further 12,893,175 common shares of Organigram at a price of CAD$3.22 per share.
Subject to conditions, the remaining 25,786,350 shares subscribed for shall be issued at the same price in two further equal tranches by the end of August 2024 and February 2025, respectively. Based on Organigram’s current outstanding share capital, this investment will increase the Group’s equity position from c.19% to c.45% (restricted to 30% voting rights) once all three tranches have been completed.
Charlotte’s Web Holdings Inc.
In November 2022, the Group announced a £48 million investment in Charlotte’s Web Holdings, Inc. (Charlotte's Web). Based in
Colorado, USA, and listed on the Toronto Stock Exchange, Charlotte’s Web holds a prominent position in innovative hemp extract wellness products. The Group’s investment has been made via a seven-year convertible debenture which is convertible at the Group’s discretion into a non-controlling equity stake in Charlotte’s Web of around 19.9%. As part of the investment agreement, the Group has the right to appoint directors to the Board of Charlotte’s Web. However, given the investment does not give the Group any current right to a share of the earnings or net assets of the investee, the investment has been classified as an investment at fair value through profit and loss (see note 18). On conversion of the loan note, the Group would equity account for its investment.